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                                                            Exhibit 99.1


                                          Administrative Proceeding
                                          File No. 3-8579


                          UNITED STATES OF AMERICA
                                 Before the
                     SECURITIES AND EXCHANGE COMMISSION


______________________________
                              :
In the Matter of              :
                              :     OFFER OF SETTLEMENT OF
BT SECURITIES CORPORATION     :     BT SECURITIES CORPORATION
                              :
                  Respondent. :
______________________________:


                                     I.

            Respondent BT Securities Corporation ("BT Securities"), pursuant to Rule 8(a) of the Rules of Practice of the Securities and Exchange Commission ("Commission"), [17 C.F.R. sec. 201.8(a)], submits this Offer of Settlement ("Offer") in settlement of the proposed administrative proceedings to be instituted by the Commission pursuant to Section 8A of the Securities Act of 1933, and Sections 15(b)(4) and 21C of the Securities Exchange Act of 1934 ("Exchange Act").

                                    II.

            Except as provided in Section IV.H below: (a) this Offer is submitted only for the purpose of settlement of these proceedings, with the express understanding that it will not be used in any way in said proceedings unless the Offer is accepted by the Commission as hereinafter set forth; and (b) if this Offer is not accepted by the Commission, it is withdrawn without prejudice to Respondent and shall not become a part of the record, or referred to, in these or any other proceedings.

                                    III.

            Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or to which the Commission is a party, and without admitting or denying the findings set forth below and contained in the Commission's Order Instituting Proceedings Pursuant To Section 8A of the Securities Act of 1933 and Sections 15(b)(4) and 21C of the Securities and
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Exchange Act of 1934, and Findings and Order Imposing Remedial Sanctions,
except that BT Securities admits the jurisdiction of the Commission over it and over the subject matter of these proceedings, BT Securities consents to the entry of an Order by the Commission in the form attached hereto, which:

            A. finds that BT Securities, a broker-dealer registered with the Commission pursuant to Section 15(b) of the Exchange Act, willfully violated Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5, thereunder, and caused violations of Section 13(a) of the Exchange Act and Rules 13a-1, and 12b-20 thereunder;

            B. finds that BT Securities failed reasonably to supervise persons subject to its supervision, with a view toward preventing violations of Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act, and Rule 10b-5, and causing violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 12b-20 thereunder, as required by Section 15(b)(4)(E) of the Exchange Act;

            C.    censures BT Securities;

            D. orders that BT Securities permanently cease and desist from committing or causing any violation and any future violation of Section 17(a) of the Securities Act and Sections 10(b) and 13(a) of the Exchange Act and Rules 10b-5, 12b-20, and 13a-1 promulgated thereunder;

            E. orders that BT Securities pay a civil penalty of $10,000,000 within two business days of the issuance of the Order to the United States Treasury1/; and

            F. orders that BT Securities hire a consultant and take such further actions as are specified in part VI.4 of the Order.


























 1/ The $10 million paid pursuant to the Order will also satisfy BT Securities' payment obligation under a related Opinion and Order Accepting Settlement issued by the CFTC.

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                                    IV.

            For the purpose of this Offer, BT Securities hereby waives:

            A.    service of an Order Instituting Proceedings;

            B.    all hearings or opportunities for hearings pursuant to
                  Section 8A of the Securities Act and Sections 15(b)(4) and 21C of the Exchange Act.

            C. the filing of proposed Findings of Fact and Conclusions of Law;

            D. an initial decision by an administrative law judge pursuant to Rule 16(b) of the Commission's Rules of Practice [17 C.F.R. sec. 201.16(b)];

            E. all post-hearing procedures pursuant to Rules 16 and 17 of the Commission's Rules of Practice [17 C.F.R. secs. 201.16, 201.17];

            F.    all judicial review by any court;

            G. all provisions of the Commission's Rules of Practice as may be construed to prevent any member of the Commission's staff from participating in, or advising the Commission as to, the preparation of the order, opinion, finding of fact, or conclusion of law to be entered pursuant to this Offer; and

            H. any claim of bias or prejudgment by the Commission based upon any discussion among members of the Commission, its staff, or between the Commission and the staff concerning this Offer of Settlement or settlement of all or any part of this matter on any other terms. The waiver described in subparagraph H shall be effective even if this Offer is withdrawn or rejected; and

            I.    consistent with the provisions of 17 C.F.R.
                  sec. 202.5(f), any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

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                                   V.

            Respondent BT Securities represents that it is the Commission's policy, set forth in 17 C.F.R. sec. 202.5(e), not to permit a respondent to consent to an order that imposes a sanction while denying the allegations and findings contained in the order. Respondent BT Securities further understands that the Commission's acceptance of this Offer is based upon compliance with this policy by Respondent BT Securities in any statements concerning these proceedings.

                                    VI.

            A. Respondent BT Securities represents that it has read and understands the foregoing Offer and that this Offer is made voluntarily, and that, except as set forth in Part VI.B below, no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit this Offer.

            B. BT Securities submits this Offer on the condition that it resolves all liability of BT Securities, Bankers Trust Company, Bankers Trust New York Corporation and any affiliated entity thereof (collectively "the BT Entities") in any action or proceeding brought by or on behalf of the Commission, arising from conduct occurring before the date of this Offer and involving (i) the marketing, offer, purchase, sale, amendment, termination or valuation of privately negotiated over-the-counter derivative products, or (ii) the provision of valuations of privately negotiated over-the-counter derivatives to customers for the purposes of preparing financial statements for inclusion in filings with the Commission. This Offer does not, however, affect the rights of the Commission (a) to conduct any investigation or inspection concerning conduct by the BT Entities or others; (b) to bring any action or proceeding against any officer, director, employee, agent or representative of the BT Entities arising from conduct occurring before or after the date of this Offer; or (c) to bring any action against any BT Entity

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                  that results from conduct occurring after the date of this
                  Offer.

            C. BT Securities, for itself and the BT Entities defined in the preceding paragraph of this Offer, hereby agrees that the BT Entities shall cooperate with the staff of the Commission in such further investigations and inspections as the Commission shall determine to pursue relating to the marketing, offer, purchase, sale, amendment, termination or valuation of privately negotiated over-the-counter derivative products by BT Securities, arising out of or relating to conduct which occurred before the date of this Offer. Furthermore, the BT Entities shall actively seek the cooperation of all employees, agents and representatives of the BT Entities in any such investigation or inspection. At the request of the Commission's staff, the BT Entities shall appear and testify, and shall use their best efforts to obtain the appearance and testimony of their employees, agents and representatives, at any investigative testimony, deposition, hearing or trial.

                                          Respectfully submitted,


                                          /s/ Howard M. Schneider
                                          BT Securities Corporation
                                          By:  Howard M. Schneider
                                          Title:  President

State of New York )
                        )     ss.
County of New York  )

            On this 21st day of December, before me personally appeared Howard M. Schneider, to me known to be the person who executed the foregoing Offer of Settlement.


                                          /s/ Tanya M. Jaeger
                                          NOTARY PUBLIC
                                          My Commission Expires:

Approved as to form:


/s/ Gandolfo V. DiBlasi
Attorney for BT Securities